UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

CB RICHARD ELLIS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	000-53200	56-2466617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Hulfish Street, Suite 210, Princeton, NJ 08542

(Address of principal executive offices)

(609) 683-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to the Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 22, 2012, CB Richard Ellis Realty Trust (the “Company”) amended its declaration of trust (the “Second Articles of Amendment”) to effect a change to its legal name to “Chambers Street Properties” by filing the Second Articles of Amendment with the State Department of Assessments and Taxation of Maryland which will become effective as of July 1, 2012. The Second Articles of Amendment is filed as Exhibit 3.1 to this Form 8-K and incorporated in this Item 5.03 by reference.

On June 19, 2012, the Board of Trustees of the Company (the “Board”) approved the Third Amended and Restated Bylaws of the Company (the “Third Amended Bylaws”) to reflect the change in the Company’s legal name, effective as of July 1, 2012. The Third Amended Bylaws are filed as Exhibit 3.2 to this Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 19, 2012, the Company held its 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”). Shareholders holding 138,195,542 common shares of beneficial interest, par value $0.01 (the “Common Shares”) (being the only class of shares entitled to vote at the meeting), or 55.42%, of the Company’s 249,340,236 outstanding Common Shares as of the record date for the meeting, attended the meeting or were represented by proxy. The Company’s shareholders voted on two matters presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A filed on April 30, 2012 and which received the requisite number of votes to pass. The matters submitted for a vote and the related results of the shareholders’ votes were as follows:

Proposal No. 1: Election of Trustees

Election of five trustees to terms expiring in 2013. A majority of the votes cast was required for the election of the trustees.

Trustee	For	Withheld	Broker Non-Votes
Jack A. Cuneo	134,580,359	3,615,183	0
Charles E. Black	134,682,622	3,512,920	0
Martin A. Reid	134,596,598	3,598,944	0
James M. Orphanides	134,613,753	3,581,789	0
Peter E. DiCorpo	134,609,524	3,586,018	0

Proposal No. 2: Ratification of Selection of Independent Registered Public Accounting Firm

Approval to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. A majority of the votes cast was required for approval.

	For	Against	Abstentions	Broker Non-Votes
Total Common Shares	133,188,792	1,155,730	3,851,020	0

Item 8.01	Other Events.

Third Quarter Distribution

The Board has approved a quarterly distribution to shareholders of $0.15 per common share for the third quarter of 2012. The distribution will be calculated on a daily basis and paid on October 12, 2012 to shareholders of record during the period from July 1, 2012 through and including September 30, 2012.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Second Articles of Amendment to the Second Amended and Restated Declaration of Trust of CB Richard Ellis Realty Trust.

3.2	Third Amended and Restated Bylaws of CB Richard Ellis Realty Trust.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS REALTY TRUST

June 22, 2012	By:	/S/ JACK A. CUNEO
Name: Jack A. Cuneo
Title: President and Chief Executive Officer

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